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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT MARCH 26, 2001



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                      DOSKOCIL MANUFACTURING COMPANY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            TEXAS                        333-37081               75-1281683
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)

4209 BARNETT BOULEVARD, ARLINGTON, TEXAS                           76017
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)


                                 (817) 467-5116
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


                                       N/A
              (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                         IF CHANGED SINCE LAST REPORT)

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ITEM 5. OTHER EVENTS

         On April 4, 2001, Doskocil Manufacturing Company (the "Company") entered into a third amendment (the "Third Amendment") to the Limited Forbearance Agreement, dated as of February 14, 2001 (the "Limited Forbearance Agreement"), between the Company and the lenders under its credit facility (the "Credit Facility") and its additional credit facility (the "Additional Credit Facility"). The Third Amendment further extends the forbearance period provided for in the Limited Forbearance Agreement and expands the period covered by the temporary amendment to the borrowing base and maximum borrowing amount provisions contained in the Credit Facility that was effected by the Limited Forbearance Agreement, all effective as of March 26, 2001. Pursuant to the Third Amendment, the lenders under the Credit Facility and the Additional Credit Facility have agreed that (a) with specified exceptions, they will not exercise prior to April 14, 2001, rights or remedies available to them in respect of specified existing defaults or any default resulting from the Company's failure to make the principal payment due under the Credit Agreement on March 31, 2001 (which payment the Company determined not to make), and (b) the temporary amendments to the provisions of the Credit Facility with respect to borrowing base and maximum borrowing amount will apply to periods ending on or before March 31, 2001. A copy of the Third Amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference.

         The Company is, together with Westar Capital LP and Westar Capital II LLC (the "Westar Funds"), continuing to pursue discussions with the lenders under the Credit Facility and the Additional Credit Facility regarding the defaults under the Credit Facility and the Additional Credit Facility and a potential financial restructuring of the Company. In addition, the Company and the Westar Funds are attempting to initiate discussions with certain holders of the Company's Senior Subordinated Notes due September 15, 2007. However, no assurance can be given as to the outcome of any such discussions, or the timing thereof.

         Statements in this report contain certain forward-looking statements and information relating to the Company that are based on opinions of management as well as assumptions made from information currently available to management. Such forward-looking statements typically contain words such as "anticipates" "believes" "estimates" "expects" or similar words indicating that future outcomes are uncertain. In accordance with "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, these and similar statements are qualified by cautionary language identifying important factors, though not necessarily all such factors, which could cause future outcome to differ materially from those set forward in the forward-looking statements. The potential adverse impact on the Company of these and other risks is discussed in more detail in the Company's report on Form 10-K for the year ended June 30, 2000 and the risk factors described there are incorporated herein by reference.



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  EXHIBITS

              Exhibit 10.1  Third Amendment to the Limited Forbearance Agreement



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                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:  April 4, 2001


                                    DOSKOCIL MANUFACTURING COMPANY, INC.



                                    BY: /s/ SUSAN RICHMAN
                                       ----------------------------------------
                                        Susan Richman, Vice President
                                          and Chief Financial Officer


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                                INDEX OF EXHIBITS


EXHIBIT
NUMBER        DESCRIPTION
-------       -----------

10.1          Third Amendment to the Limited Forbearance Agreement



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